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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 26, 2001

               (Date of earliest event reported: January 26, 2001)



                               SANMINA CORPORATION

                          -----------------------------

             (Exact name of Registrant as specified in its charter)

       Delaware                  000-21272                     77-0228183
       --------                  ---------                     ----------
(state of incorporation)    (commission file no.)          (Federal tax id. no.)


                             2700 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134

                    (Address of principal executive offices)

                                 (408) 964-3500

              (Registrant's telephone number, including area code)

                                       N/A

                          -----------------------------

          (Former name or former address, if changed since last report)



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Item 5. Other Events

     The information that is set forth in the Registrant's press release dated January 26, 2001 and the registrant's joint press release (with AB Segerstrom & Swensson) dated January 26, 2001, respectively, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits.


          99.1 Text of Press Release dated January 26, 2001.

          99.2 Text of Joint Press Release (with AB Segerstrom & Swensson) dated January 26, 2001.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SANMINA CORPORATION

                                  By: /s/ RANDY W. FURR
                                  -------------------------------------
                                  Randy W. Furr,
                                  President and Chief Operating Officer

Date:  January 26, 2001